Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alejandra Veltmann	6/20/2016
Signature of Authorized Individual*	Date

Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1a include outstanding checks and any reconciling items.

Notes to MOR-1b:

No payments of Professional Fees to retained professionals were made during the period. Total paid to date as disclosed in MOR-1b is zero.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c reflect payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for May 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (April 2016) will not equate with the opening balances in MOR-4 (May 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the April 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(1,543)	$-	$(1,543)	$3,608
Paragon Offshore plc	16-10386	(1,923)	-	(1,923)	53
Paragon Drilling Services 7 LLC	16-10387	(1,365)	-	(1,365)	-
Paragon Offshore Finance Company	16-10388	(2,946)	-	(2,946)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(52)	-	(52)	15
Paragon Offshore do Brasil Ltda.	16-10390	(7,582)	-	(7,582)	10,165
Paragon International Finance Company	16-10391	(910)	(2,307)	(3,216)	740
Paragon Asset (ME) Ltd.	16-10392	(156)	-	(156)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(28)	-	(28)	8,417
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(8,893)	-	(8,893)	9,425
Paragon Offshore (North Sea) Ltd.	16-10397	(260)	-	(260)	24,013
Paragon Duchess Ltd.	16-10398	(67)	-	(67)	-
Paragon (Middle East) Limited	16-10399	(2,021)	-	(2,021)	7,643
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(154)	-	(154)	0
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-
Paragon Leonard Jones LLC	16-10402	(579)	-	(579)	83
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(479)	(0)	(479)	6
Paragon Offshore (Nederland) B.V.	16-10404	(3,597)	-	(3,597)	31,224
Paragon Offshore Contracting GmbH	16-10405	(879)	(0)	(879)	1,988
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(5)	-	(5)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(272)	-	(272)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(20)	-	(20)	-

Total		$(33,729)	$(2,307)	$(36,036)	$97,382

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	343,821	343,905	343,768	343,905
	16-10386	6704	4	4	4	4
	16-10386	9694	67	152	68	152
	16-10386	3774	332,249	332,249	332,196	332,249
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	38	131	141	116
	16-10389	3991	8	8	8	8
	16-10389	701L	29	123	133	108

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	1,137	6,308	1,145	6,358
	16-10390	4000	1,101	6,261	1,111	6,309
	16-10390	7775	30	11	26	11
	16-10390	5004	7	36	7	36
	16-10390	Petty Cash			2	2

Paragon International Finance Company	16-10391	Sub Total	160,172	197,696	159,420	198,108
	16-10391	4670	1	59	1	59
	16-10391	4240	21,447	40,863	21,483	40,862
	16-10391	7219	354	321	(39)	313
	16-10391	7201	897	1,562	910	1,602
	16-10391	7227	440	100	129	100
	16-10391	7235	39	27	39	27
	16-10391	4355	17	26	17	26
	16-10391	1100	1,564	1,684	1,502	1,731
	16-10391	3880	16,025	16,025	16,022	16,025
	16-10391	9959	0	3	0	3
	16-10391	4356	370	-	370	370
	16-10391	7633	119,018	137,026	119,005	137,018
	16-10391	9936	-	-	(19)	(29)

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

Paragon Offshore International Ltd.	16-10396	Sub Total	829	1,173	719	1,184
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	23	22	23	22
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	0	4
	16-10396	0000	9	9	9	9
	16-10396	2501	323	324	320	316
	16-10396	4001	461	806	451	763
	16-10396	Petty Cash			93	63

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	95	92	95	92
	16-10400	8969	91	-	91	-
	16-10400	1728	4	92	4	92

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	978	769	984	769
	16-10402	8256	-	-	(0)	0
	16-10402	8032	86	32	87	32
	16-10402	3350	3	3	3	3
	16-10402	7021	889	735	894	735
	16-10402	8378	-	-	-	-

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	266	263	266	262
	16-10403	3875	-	-	-	-
	16-10403	0775	266	263	266	262

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	2,285	1,065	3,563	1,081
	16-10404	2286	-	-	-	-
	16-10404	1106	0	9	0	9
	16-10404	6254	68	85	69	93
	16-10404	NL2A	2,217	971	3,360	964
	16-10404	Petty Cash			135	15

Paragon Offshore Contracting GmbH	16-10405	Sub Total	8,000	6,665	8,061	6,666
	16-10405	8002	-	-	0	0
	16-10405	2377	216	216	216	216
	16-10405	8788	98	46	99	46
	16-10405	8876	7,655	6,364	7,699	6,364
	16-10405	4010	12	21	13	21
	16-10405	403W	18	17	18	18
	16-10405	8556	-	-	-	-
	16-10405	Petty Cash			17	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,038	1,034	1,038	1,034
	16-10406	7995	-	-	-	-
	16-10406	-101	30	26	30	26
	16-10406	-725	1,008	1,008	1,008	1,008

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	62	61	63	62
	16-10410	6362	5	5	5	5
	16-10410	8000	58	56	58	57

	Total		$518,812	$559,256	$519,356	$559,730

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Professionals
Name	Amount Paid During Month	Total Paid to Date
N/A	$-	$-

Total Payments to Professionals	$-	$-

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
04/30/16 - 05/27/16	Budget	Actual	F/(U)

Total Receipts	53,560	83,014	29,454

Total Operating Disbursements	(22,609)	(17,868)	4,741
Total Capital Expenditures	(9,614)	(5,064)	4,550
Total Payroll & Benefits	-	(2,903)	(2,903)
Total Other	(2,391)	(1,824)	567
			-
Total I/C Disbursements to Non Debtor Entities	(9,723)	(14,499)	(4,776)
			-
Total Disbursements	(44,337)	(42,157)	2,179

Net Operating Cash Flow	9,223	40,857	31,634

Deposits
Utility Deposits	-	-	-
Total Deposits	-	-	-
			-
Total Debt Service	-	(693)	(693)
Total Professional Fees	(6,322)	(1,447)	4,874

Total Non-Operating Disbursements	(6,322)	(2,140)	4,182

Net Cash Flow	2,901	38,717	35,816

Debtor Ending Cash Balance - Encumbered	179,131	207,539	28,408
Debtor Cash Balance - Unencumbered	343,749	343,749	-
Total Debtor Cash Balance	522,880	551,288	28,408

Non Debtor Ending Cash Balance	343,385	345,950	2,564
Total Debtor & Non Debtor Ending Cash Balance	866,265	897,237	30,972

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,162	$-	$-	$-	$-	$937	$-
Reimbursable Revenues	9	-	-	-	-	3,508	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	1,961	-	-	-	-
Operating revenues	1,171	-	1,961	-	-	4,445	-

Operating Costs and Expenses
Contract Drilling Expenses	(1,394)	-	(940)	-	(115)	(1,650)	(2)
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(9)	-	-	-	-	(3,472)	-
Depreciation and Amortization	(573)	(6)	(51)	-	(497)	(11)	-
General & Administrative	-	(1,329)	-	-	(26)	-	(1)
Corporate Operations	-	(1,181)	-	-	-	-	-
Local Administrative Expense	1,653	-	-	-	-	(621)	-
Unusual Event	-	-	-	-	-	-	-
Operating costs and expenses	(323)	(2,516)	(991)	-	(639)	(5,754)	(2)

Operating Income	848	(2,516)	970	-	(639)	(1,308)	(2)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(1,811)	-	(3,033)	-	(29)	(146)
Interest Income	248	53	-	-	3	-	16
Reorganization Items	-	(4,621)	-	-	-	-	-
Other, net	(114)	(18)	-	-	(73)	288	(544)
Income before income taxes	982	(8,913)	970	(3,033)	(708)	(1,049)	(677)
Income tax provision	(49)	-	-	-	-	-	-
Net Income	934	(8,913)	970	(3,033)	(708)	(1,049)	(677)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$616	$-	$7,734
Reimbursable Revenues	-	-	84	-	226
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	136
Operating revenues	-	-	700	-	8,096

Operating Costs and Expenses
Contract Drilling Expenses	(369)	-	(7,361)	-	(7,156)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(71)	-	(128)
Depreciation and Amortization	(420)	-	-	-	(1,478)
General & Administrative	-	(120)	(209)	(21)	-
Corporate Operations	-	(132)	(229)	(23)	(47)
Local Administrative Expense	-	-	(80)	-	(1,060)
Unusual Event	-	-	-	-	-
Operating costs and expenses	(788)	(252)	(7,950)	(44)	(9,869)

Operating Income	(788)	(252)	(7,250)	(44)	(1,773)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	30	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	(1)	-	(67)
Income before income taxes	(788)	(252)	(7,251)	(14)	(1,840)
Income tax provision	-	-	-	-	-
Net Income	(788)	(252)	(7,251)	(14)	(1,840)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$12,868	$-	$4,529	$-	$-	$83
Reimbursable Revenues	367	-	21	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	3,179	-	-	31
Operating revenues	13,235	-	7,730	-	-	114

Operating Costs and Expenses
Contract Drilling Expenses	(19,331)	(29)	(2,885)	-	(54)	192
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(275)	-	(10)	-	-	-
Depreciation and Amortization	-	(12)	(3,238)	-	(72)	-
General & Administrative	-	-	-	(28)	-	(10)
Corporate Operations	-	-	-	-	-	(11)
Local Administrative Expense	(143)	-	895	-	-	(408)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(19,748)	(41)	(5,238)	(28)	(127)	(237)

Operating Income	(6,514)	(41)	2,492	(28)	(127)	(123)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(82)	-
Interest Income	-	-	-	-	1	13
Reorganization Items	-	-	-	-	-	-
Other, net	-	-	-	1	2	(35)
Income before income taxes	(6,514)	(41)	2,492	(27)	(206)	(145)
Income tax provision	-	-	(135)	-	-	-
Net Income	(6,514)	(41)	2,356	(27)	(206)	(145)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2016

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$13,707	$(120)	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	200	956	-	1,058	-	16,050
Operating revenues	200	14,663	(120)	1,058	-	16,050

Operating Costs and Expenses
Contract Drilling Expenses	(180)	(13,596)	1,061	-	-	(9,228)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(30)	-	-	(10,400)
General & Administrative	-	-	(46)	-	(1,765)	-
Corporate Operations	-	(42)	-	-	(1,937)	-
Local Administrative Expense	(10)	(1,022)	(360)	(1,053)	-	(24)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(191)	(14,661)	625	(1,053)	(3,702)	(19,652)

Operating Income	9	2	504	4	(3,702)	(3,602)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(248)	-	-	(1)
Interest Income	50	26	62	-	82	-
Reorganization Items	-	-	-	-	-	-
Other, net	8	32	(532)	(2)	-	-
Income before income taxes	67	60	(214)	2	(3,620)	(3,603)
Income tax provision	-	(202)	-	-	340	-
Net Income	67	(142)	(214)	2	(3,280)	(3,603)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending May 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses
Contract Drilling Expenses	-	(107)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(729)
General & Administrative	-	(0)
Corporate Operations	-	-
Local Administrative Expense	-	(1)
Unusual Event	-	-
Operating costs and expenses	-	(836)

Operating Income	-	(836)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(42)
Interest Income	100	-
Reorganization Items	-	-
Other, net	-	(20)
Income before income taxes	100	(898)
Income tax provision	-	-
Net Income	100	(898)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending May 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	343,905	-
Accounts Receivable	132,453	25,635	129,576
Prepaid Expenses & Deposits	72	9,779	-
Taxes Receivable	-	-	-
Total Other Current Assets	7,751	401	186,570
Total current assets	140,276	379,720	316,146
Investments in Subsidiaries	182,682	3,458,580	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,458,580	-
Gross PPE	95,963	483	64,525
Accumulated Depreciation	(72,584)	(50)	(62,533)
Property and Equipment	23,379	433	1,992
Other Assets	1,480	7,237	305
Deferred Regulatory Inspection	775	-	305
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,237	-
Long Term Prepaid Mob	705	-	-

Total assets	505,876	3,845,970	318,443

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	40,851	612,516	210,095
Payroll and Benefits Related Accruals	958	8	5
Taxes Payable	1,454	319	-
Interest Payable	-	306	-
Other Current Liabilities	5,397	1,422	-
Total current liabilities	48,660	614,571	210,100
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other Non Current Liabilities	5,671	3,361	-
Liabilities Subject to Compromise	-	1,709,347	-
Total liabilities	54,331	2,327,279	210,100

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	(1,019,894)	1,433,141	206,689
Retained Earnings	1,471,437	84,662	(98,346)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	451,543	1,517,803	108,343
Total liabilities and shareholders’ equity	505,876	3,845,970	318,443

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	116	6,358
Accounts Receivable	-	161,164	25,030
Prepaid Expenses & Deposits	37	5	781
Taxes Receivable	-	584	9,591
Total Other Current Assets	1,469	-	-
Total current assets	1,506	161,869	41,760
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,800	3,105
Accumulated Depreciation	-	(127,535)	(2,602)
Property and Equipment	-	25,265	503
Other Assets	-	707	-
Deferred Regulatory Inspection	-	707	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,095	187,841	42,263

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	634,107	-	13,878
Accounts Payable	34,764	154,713	102,702
Payroll and Benefits Related Accruals	-	19	6,724
Taxes Payable	-	659	2,342
Interest Payable	93	-	755
Other Current Liabilities	5,073	-	4,644
Total current liabilities	674,037	155,391	131,045
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other Non Current Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	674,037	155,391	141,116

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(97,843)	104,619	(88,950)
Accumulated Other Comprehensive Loss	-	-	(15,412)
Total shareholders’ equity	3,433,058	32,451	(98,845)
Total liabilities and shareholders’ equity	4,107,095	187,841	42,263

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	198,108	-	-
Accounts Receivable	2,493,372	70,572	-
Prepaid Expenses & Deposits	-	-	-
Taxes Receivable	-	-	7,110
Total Other Current Assets	-	-	-
Total current assets	2,691,480	70,572	7,110
Investments in Subsidiaries	4,103,946	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,103,946	50	(1,339,443)
Gross PPE	-	81,753	-
Accumulated Depreciation	-	(41,428)	-
Property and Equipment	-	40,325	-
Other Assets	-	421	14,751
Deferred Regulatory Inspection	-	421	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	14,751
Long Term Prepaid Mob	-	-	-

Total assets	6,795,426	111,368	(1,317,582)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	3,717,812	1,422	10,817
Payroll and Benefits Related Accruals	-	161	-
Taxes Payable	-	-	179
Interest Payable	1,014	-	-
Other Current Liabilities	-	-	-
Total current liabilities	3,780,573	1,583	10,996
Total Long-Term Debt	32,964	-	-
Deferred Taxes	-	-	-
Other Non Current Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	3,813,537	1,583	10,996

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	52,984	65,484	(789,988)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,981,890	109,785	(1,328,577)
Total liabilities and shareholders’ equity	6,795,426	111,368	(1,317,582)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	92	1,184
Accounts Receivable	93,380	411,863	887,938
Prepaid Expenses & Deposits	55	-	2,656
Taxes Receivable	6,600	-	(59)
Total Other Current Assets	-	19,775	11,976
Total current assets	100,035	431,730	903,695
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	212,687
Accumulated Depreciation	-	-	(152,476)
Property and Equipment	-	-	60,211
Other Assets	2,204	-	358
Deferred Regulatory Inspection	-	-	358
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Long Term Prepaid Mob	-	-	-

Total assets	102,239	842,381	971,697

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	81,062	1,907	724,068
Payroll and Benefits Related Accruals	136	-	11,617
Taxes Payable	-	-	3,749
Interest Payable	-	-	-
Other Current Liabilities	-	-	1,571
Total current liabilities	81,198	1,907	741,005
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other Non Current Liabilities	-	1,803	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	81,198	3,710	742,138

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	-	829,425	293,022
Retained Earnings	16,040	9,247	(63,290)
Accumulated Other Comprehensive Loss	-	-	(173)
Total shareholders’ equity	16,040	838,672	229,559
Total liabilities and shareholders’ equity	102,239	842,381	971,697

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited

ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Accounts Receivable	141,826	(177)	263,928
Prepaid Expenses & Deposits	267	-	19
Taxes Receivable	203	-	-
Total Other Current Assets	-	-	1,294
Total current assets	142,296	(177)	265,241
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	2,011	372,759
Accumulated Depreciation	-	(991)	(286,163)
Property and Equipment	-	1,020	86,596
Other Assets	-	56	2,811
Deferred Regulatory Inspection	-	56	1,739
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	1,072

Total assets	142,296	(46,211)	354,648

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	109,362	7,207	12,452
Payroll and Benefits Related Accruals	1,673	-	4,862
Taxes Payable	-	151	414
Interest Payable	-	-	-
Other Current Liabilities	7	-	999
Total current liabilities	111,042	7,358	18,727
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other Non Current Liabilities	-	-	816
Liabilities Subject to Compromise	-	-	-
Total liabilities	111,042	7,358	19,543

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	21,689	(90,613)	266,837
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	31,254	(53,570)	335,104
Total liabilities and shareholders’ equity	142,296	(46,211)	354,648

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	92	-	770
Accounts Receivable	274,224	53,034	88,201
Prepaid Expenses & Deposits	-	-	27
Taxes Receivable	18	9	1,073
Total Other Current Assets	-	37	21
Total current assets	274,334	53,080	90,092
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	8,393
Long Term Notes & Investments	208,494	43,108	43,393
Gross PPE	-	20,462	-
Accumulated Depreciation	-	(17,606)	-
Property and Equipment	-	2,856	-
Other Assets	-	658	-
Deferred Regulatory Inspection	-	658	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,828	99,702	133,485

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,663	60,051	58,173
Payroll and Benefits Related Accruals	-	-	294
Taxes Payable	22	40	5,963
Interest Payable	-	2,093	-
Other Current Liabilities	-	-	-
Total current liabilities	272,685	62,184	64,430
Total Long- Term Debt	-	-	-
Deferred Taxes	-	-	-
Other Non Current Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,685	62,184	64,430

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares- par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,491)	(58,760)	(67,125)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,142	37,519	69,054
Total liabilities and shareholders’ equity	482,828	99,702	133,485

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	262	1,081	6,666
Accounts Receivable	4,486	267,726	294,815
Prepaid Expenses & Deposits	16	22	95
Taxes Receivable	1	2,664	144
Total Other Current Assets	98	14,601	222
Total current assets	4,863	286,094	301,942
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,964	7,959	44,637
Long Term Notes & Investments	32,964	7,959	74,637
Gross PPE	-	1	9,247
Accumulated Depreciation	-	(1)	(1,022)
Property and Equipment	-	-	8,225
Other Assets	-	893	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	893	-
Other Long Term Assets	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	37,827	294,946	384,804

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	66,710	104,989	113,977
Payroll and Benefits Related Accruals	50	1,355	1,247
Taxes Payable	166	250	2,528
Interest Payable	-	-	7,312
Other Current Liabilities	28	5,655	-
Total current liabilities	66,954	112,249	125,064
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	227	-
Other Non Current Liabilities	3,037	10	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	69,991	112,486	283,123

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	15,456	169,019	41,583
Accumulated Other Comprehensive Loss	-	647	86
Total shareholders’ equity	(32,164)	182,460	101,669
Total liabilities and shareholders’ equity	37,827	294,946	384,804

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,034	-	-
Accounts Receivable	2,862	-	785,593
Prepaid Expenses & Deposits	8	-	-
Taxes Receivable	1	-	-
Total Other Current Assets	-	2,093	-
Total current assets	3,905	2,093	785,593
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,005,118
Accumulated Depreciation	-	-	(757,442)
Property and Equipment	-	-	247,676
Other Assets	-	-	12,607
Deferred Regulatory Inspection	-	-	2,046
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	10,561
Long Term Prepaid Mob	-	-	-

Total assets	3,905	2,474,980	1,111,380

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	186,107	-
Accounts Payable	3,061	84,545	401,662
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	-	1,928	-
Interest Payable	-	463	37
Other Current Liabilities	-	-	-
Total current liabilities	3,061	273,043	401,699
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other Non Current Liabilities	-	12,894	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	3,061	285,937	401,999

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	3,828,627	286,174
Retained Earnings	334	(1,639,584)	423,208
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	844	2,189,043	709,382
Total liabilities and shareholders’ equity	3,905	2,474,980	1,111,380

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending May 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	62
Accounts Receivable	120,925	99,978
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	31
Total Other Current Assets	111,194	-
Total current assets	232,119	100,071
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	124,148
Accumulated Depreciation	-	(96,373)
Property and Equipment	-	27,775
Other Assets	-	2,345
Deferred Regulatory Inspection	-	2,345
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Long Term Prepaid Mob	-	-

Total assets	1,463,071	58,023

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	-	15,404
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	71,932
Other Current Liabilities	-	-
Total current liabilities	-	87,336
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other Non Current Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	-	87,336

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	73,240	(1,548,996)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,463,071	(29,316)
Total liabilities and shareholders’ equity	1,463,071	58,023

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$9,936	$302	$(1,034)	$9,204
Payroll Tax	9,397	2,127	(2,843)	8,681
Withholding Tax	(13,143)	(20)	(3)	(13,166)
Property Tax	-	-	-	-
VAT Tax	(6,209)	986	(1,343)	(6,566)
Other Tax	2,444	167	(26)	2,584
Total Taxes	$2,425	$3,562	$(5,249)	$737

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$17	$78	$116	$(2)	$209
Paragon Offshore plc	16-10386	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	27	-	-	-	27
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	8	11	-	(10)	9
Paragon Offshore do Brasil Ltda.	16-10390	413	141	53	-	607
Paragon International Finance Company	16-10391	1,757	997	217	(92)	2,879
Paragon Asset (ME) Ltd.	16-10392	10	-	-	-	10
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	505	118	(1)	-	622
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	135	1,140	8	2	1,284
Paragon Offshore (North Sea) Ltd.	16-10397	329	8	7	-	343
Paragon Duchess Ltd.	16-10398	-	-	-	(3)	(3)
Paragon (Middle East) Limited	16-10399	76	191	-	(0)	267
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	111	78	3	5	196
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	0	17	-	-	17
Paragon Offshore (Nederland) B.V.	16-10404	1,862	953	64	(3)	2,876
Paragon Offshore Contracting GmbH	16-10405	557	24	13	10	605
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	120	171	(29)	6	268
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	2	-	4	-	6

Total Accounts Payable		$5,929	$3,926	$453	$(87)	$10,222

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	May 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$-	$-	$12,119	$12,119	$-	$-	$-	$-	$-	$-	$-	$-	$12,119	$(12,119)	$0
Paragon Offshore plc	16-10386	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Drilling Services 7 LLC	16-10387	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore Finance Company	16-10388	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore do Brasil Ltda.	16-10390	$-	$-	$-	-	$10,228	$2,843	$7,796	20,867	-	-	-	-	20,867	$-	20,867
Paragon International Finance Company	16-10391	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Asset (ME) Ltd.	16-10392	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore Holdings US Inc.	16-10393	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Asset (UK) Ltd.	16-10394	$6,650	$-	$-	6,650	$6,360	$-	$-	6,360	-	-	-	-	13,010	$-	13,010
Paragon FDR Holding Ltd.	16-10395	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore International Ltd.	16-10396	$25,939	$550	$9,841	36,330	$5,729	$86	$2,730	8,546	-	-	-	-	44,876	$(7,286)	37,590
Paragon Offshore (North Sea) Ltd.	16-10397	$8,448	$-	$-	8,448	$7,724	$-	$-	7,724	-	-	-	-	16,172	$-	16,172
Paragon Duchess Ltd.	16-10398	$-	$-	$3,612	3,612	$-	$-	$(6)	(6)	-	-	-	-	3,606	$(3,888)	(282)
Paragon (Middle East) Limited	16-10399	$13,856	$1,091	$-	14,947	$5,500	$0	$357	5,857	-	-	-	-	20,804	$-	20,804
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Leonard Jones LLC	16-10402	$13,110	$-	$7,470	20,580	$-	$448	$6,117	6,565	-	-	-	-	27,145	$(1,918)	25,227
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore (Nederland) B.V.	16-10404	$-	$-	$-	-	$16,317	$-	$1	16,318	-	-	-	-	16,318	$-	16,318
Paragon Offshore Contracting GmbH	16-10405	$3,935	$-	$-	3,935	$-	$-	$22,835	22,835	-	-	-	-	26,770	$(18,386)	8,384
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Holding SCS 2 Ltd.	16-10407	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Asset Company Ltd.	16-10408	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Holding SCS 1 Ltd.	16-10409	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	$-	$-	$-	-	$-	$-	$-	-	-	-	-	-	-	$-	-

Total Trade Receivables		$71,938	$1,640	$33,042	$106,621	$51,859	$3,378	$39,829	$95,066	$-	$-	$-	$-	$201,687	$(43,596)	$158,091

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	May 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X